Exhibit 23


CONSENT OF INDEPENDENT AUDITORS



Watkins-Johnson Company:

We hereby consent to the incorporation by reference in Registration Statement No. 33-21142 on Form S-8 of our reports dated February 9, 1998 appearing in your Annual Report on Form 10-K for the year ended December 31, 1997.


Deloitte & Touche LLP
San Jose, California
March 19, 1998

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